INCOME (LOSS) PER COMMON SHARE (Details Narrative) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021
INCOME (LOSS) PER COMMON SHARE
Decrease in net loss	$ 41,232	$ 972,000	$ 85,000
Account payable forgivness amount	$ 41,232		$ 94,392
Troubled debt restructuring description		the troubled debt restructurings in total would have decreased the net loss by $972,000, causing the per share calculation to change from .04 to .11 net loss per share.	the troubled debt restructuring in total would have decreased the net loss by $85,000, causing the per share calculation to change from .18 to .19 net loss per share.